                                                                  EXHIBIT 10.84


                                FIFTH AMENDMENT
                            TO REVOLVING CREDIT AND
                              GUARANTY AGREEMENT

                  FIFTH AMENDMENT, dated as of November 16, 2001 (the "Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of January 18, 2000, among MARINER POST-ACUTE NETWORK, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), FOOTHILL CAPITAL CORPORATION ("Foothill"), each of the financial institutions party hereto (the "Banks") and FOOTHILL CAPITAL CORPORATION, as successor agent for the Banks (in such capacity, the "Agent"):

                                  WITNESSETH:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of January 18, 2000, as amended by the First Amendment to Revolving Credit and Guaranty Agreement dated as of February 16, 2000, the Second Amendment to Revolving Credit and Guaranty Agreement dated as of March 20, 2000, the Third Amendment to Revolving Credit and Guaranty Agreement dated as of January 11, 2001 and the Fourth Amendment to Revolving Credit and Guaranty Agreement, dated as of June 26, 2001 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                  1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

                  2. The Preamble of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Revolving Credit and Guaranty Agreement dated as of
                  January 18, 2000, among MARINER POST-ACUTE NETWORK, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the GUARANTORS named therein (the "Guarantors"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, FOOTHILL CAPITAL

                  CORPORATION ("Foothill"), each of the financial institutions party hereto (collectively, the "Banks") and FOOTHILL CAPITAL CORPORATION, as successor agent for the Banks (in such capacity, the "Agent").

                  3. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                  "Fifth Amendment" shall mean the Fifth Amendment to Revolving Credit and Guaranty Agreement, dated as of November 16, 2001.

                  "MHG Entities" shall have the meaning set forth in paragraph 12 of the Fifth Amendment.

                  "Overhead Payment" shall have the meaning set forth in paragraph 12 of the Fifth Amendment.

                  "Reduction Period" shall have the meaning set forth in paragraph 12 of the Fifth Amendment.

                  "Third Amending Order" shall have the meaning set forth in paragraph 12 of the Fifth Amendment.

                  "Year 2002 MHG Operating Budget " shall have the meaning set forth in paragraph 12 of the Fifth Amendment.

                  4. Section 1.01 of the Credit Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

                  "Chase" shall mean The Chase Manhattan Bank, a New York banking corporation.

                  "Commitment Letter" shall mean that certain Commitment Letter dated December 22, 1999 among Chase, Chase Securities, Inc. and the Borrower.

                  "Maturity Date" shall mean April 1, 2002.

                  5. Section 2.16 of the Credit Agreement is hereby amended by deleting the words "the Agent", appearing in the last line of such Section and inserting in lieu thereof the word "Chase".

                  6. Section 5.01(a) of the Credit Agreement is hereby amended by (a) deleting the date "January 25, 2001" and inserting the date "January 4, 2002" in lieu thereof and (b) deleting the date "September 30, 2000" and inserting the date "September 30, 2001" in lieu thereof.

                  7. Section 6.04 of the Credit Agreement is hereby amended by deleting paragraphs (a) and (b) in their entirety and inserting in lieu thereof the following:

                           "(a) Make Capital Expenditures (other than Special
                  Capital Expenditures) in excess of $11,500,000 during the period beginning October 1, 2001 and ending March 31, 2002.

                           (b) Make Special Capital Expenditures in excess of
                  $1,500,000 during the period beginning October 1, 2001 and ending March 31, 2002."

                  8. Section 6.05 of the Credit Agreement is hereby amended by inserting the following dates and the following amounts at the end of the table set forth therein:


         "January 31, 2002                   $76,959,000
         February 28, 2002                   $83,047,000
         March 31, 2002                      $91,662,000"

                  9. Section 6.14 of the Credit Agreement is hereby amended by inserting the following dates and the following percentages at the end of the table set forth therein:


         "January 31, 2002                   85.5%
         February 28, 2002                   85.5%
         March 31, 2002                      85.5%"

                  10. Section 7.01 of the Credit Agreement is hereby amended by deleting the parenthetical phrase "(other than pursuant to the First Amending Order and the Second Amending Order)" contained in paragraph (j) and inserting in lieu thereof the parenthetical phrase "(other than pursuant to the First Amending Order, the Second Amending Order and the Third Amending Order)".

                  11. Section 8.07 of the Credit Agreement is hereby amended by deleting the name "Chase" appearing therein and inserting in lieu thereof the name "Foothill."

                  12. The Agent and the Banks hereby agree and acknowledge that, notwithstanding anything to the contrary contained in the Credit Agreement or the Orders (as amended through the Third Amending Order), the overhead fees payable by MHG to the Borrower as contemplated in Section 4.02(j) of the Credit Agreement shall be permitted to be modified to provide that, beginning as of November 1, 2001, and continuing through and including August 31, 2002 (the "Reduction Period"), recognizing that the Maturity Date is April 1, 2002, the weekly overhead fees payable by MHG to the Borrower shall be equal to 1.25% of "Revenues" projected in the fiscal year 2002 operating budget (the "Year 2002 MHG Operating Budget") for MHG and its consolidated debtor Subsidiaries (collectively, the "MHG Entities"), for the month in which such week occurs, less $250,000, such that the total amount of weekly payments made in any calendar month during the Reduction Period shall be equivalent to 5% of "Revenues" projected for such month in the Year 2002 MHG Operating Budget less $1,000,000 (the amount so payable in each such week being the "Overhead Payment" payable for such week); provided, however, that (a) in the event 5% of "net inpatient revenues" of the MHG Entities for any month exceeds the aggregate amount of Overhead Payments (prior to giving effect to the reduction to be made during the Reduction Period) payable during such month, MHG shall pay the amount of such excess to the Borrower at the time of the next Overhead Payment, and (b) in the event 5% of "net inpatient revenues" of the MHG Entities for any month is less than the aggregate amount of Overhead Payments (prior to giving effect to the reduction to be made during the Reduction Period) paid during such month, MHG shall deduct the amount of the difference from the payments of the next succeeding

Overhead Payment or Overhead Payments payable to the full extent thereof. A copy of the Year 2002 MHG Operating Budget has been provided to the Agent and the Banks.

                  13. Except as set forth in the following sentence, this Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Borrower shall have paid to the Agent, for the respective account of the Banks, an amendment fee in an aggregate amount equal to $250,000 and (iii) the Bankruptcy Court shall have entered an order satisfactory in form and substance to the Agent (the "Third Amending Order") authorizing the terms of this Amendment (including the payment of the fees provided for in clause (ii) of this paragraph).

                  14. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                  15. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

                  16. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  17. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  18. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.


                           BORROWER:


                           MARINER POST-ACUTE NETWORK, INC.


                           By: /s/ Boyd P. Gentry
                              -------------------------------------------------
                           Title: Senior Vice President and Treasurer
                           Name: Boyd P. Gentry


                           GUARANTORS:


                           AMERICAN MEDICAL INSURANCE
                                BILLING SERVICES, INC.
                           AMERICAN PHARMACEUTICAL SERVICES, INC.
                           AMERICAN REHABILITY SERVICES, INC.
                           AMERICAN-CAL MEDICAL SERVICES, INC.
                           AMERRA PROPERTIES, INC.
                           AMS GREEN TREE, INC.
                           AMS PROPERTIES, INC.
                           APS HOLDING COMPANY, INC.
                           APS PHARMACY MANAGEMENT, INC.
                           BRIAN CENTER HEALTH & RETIREMENT/ALLEGHANY, INC. BRIAN CENTER HEALTH & RETIREMENT/BASTIAN, INC. BRIAN CENTER HEALTH & RETIREMENT/TAMPA, INC. BRIAN CENTER HEALTH & RETIREMENT/WALLACE, INC. BRIAN CENTER MANAGEMENT CORPORATION
                           BRIAN CENTER NURSING CARE/AUSTELL, INC.
                           BRIAN CENTER NURSING CARE/FINCASTLE, INC.
                           BRIAN CENTER NURSING
                                CARE/HICKORY, INC.
                           BRIAN CENTER OF ASHEBORO, INC.

                           BRIAN CENTER OF CENTRAL COLUMBIA, INC.
                           CAMBRIDGE BEDFORD, INC.
                           CAMBRIDGE EAST, INC.
                           CAMBRIDGE NORTH, INC.
                           CAMBRIDGE SOUTH, INC.
                           CLINTONAIRE NURSING HOME, INC.
                           CONNERWOOD HEALTHCARE, INC.
                           CORNERSTONE HEALTH MANAGEMENT COMPANY
                           CRESTMONT HEALTH CENTER, INC.
                           DEVCON HOLDING COMPANY
                           EH ACQUISITION CORP.
                           EH ACQUISITION CORP. II
                           EH ACQUISITION CORP. III
                           EVERGREEN HEALTHCARE LTD., L.P.
                           EVERGREEN HEALTHCARE, INC.
                           FRENCHTOWN NURSING HOME, INC.
                           GC SERVICES, INC.
                           GCI BELLA VITA, INC.
                           GCI CAMELLIA CARE CENTER, INC.
                           GCI COLTER VILLAGE, INC.
                           GCI EAST VALLEY MEDICAL & REHABILITATION CENTER,
                                INC.
                           GCI FAITH NURSING HOME, INC.
                           GCI HEALTH CARE CENTERS, INC.
                           GCI JOLLEY ACRES, INC.
                           GCI PALM COURT, INC.
                           GCI PRINCE GEORGE, INC.
                           GCI REHAB, INC.
                           GCI SPRINGDALE VILLAGE, INC.
                           GCI THERAPIES, INC.
                           GCI VILLAGE GREEN, INC.
                           GCI-CAL THERAPIES COMPANY
                           GCI-WISCONSIN PROPERTIES, INC.
                           GRANCARE HOME HEALTH SERVICES, INC.
                           GRANCARE OF MICHIGAN, INC.
                           GRANCARE OF NORTH CAROLINA, INC.
                           GRANCARE OF NORTHERN CALIFORNIA, INC.
                           GRANCARE SOUTH CAROLINA, INC.

                           GRANCARE, INC.
                           HAWK'S-PERIMETER, INC.
                           HERITAGE NURSING HOME, INC.
                           HERITAGE OF LOUISIANA, INC.
                           HMI CONVALESCENT CARE, INC.
                           HOSPICE ASSOCIATES OF AMERICA, INC.
                           HOSTMASTERS, INC.
                           INTERNATIONAL HEALTH CARE MANAGEMENT, INC.
                           INTERNATIONAL X-RAY, INC.
                           LC MANAGEMENT COMPANY
                           LCA OPERATIONAL HOLDING COMPANY
                           LCR, INC.
                           LIVING CENTERS - EAST, INC.
                           LIVING CENTERS - PHCM, INC.
                           LIVING CENTERS - ROCKY MOUNTAIN, INC.
                           LIVING CENTERS - SOUTHEAST DEVELOPMENT CORPORATION LIVING CENTERS - SOUTHEAST, INC.
                           LIVING CENTERS DEVELOPMENT COMPANY
                           LIVING CENTERS HOLDING COMPANY
                           LIVING CENTERS LTCP DEVELOPMENT COMPANY
                           LIVING CENTERS OF TEXAS, INC.
                           MADONNA NURSING CENTER, INC.
                           MED-THERAPY REHABILITATION SERVICES, INC.
                           MIDDLEBELT NURSING HOME, INC.
                           MIDDLEBELT-HOPE NURSING HOME, INC.
                           NAN-DAN CORP.
                           NATIONAL HERITAGE REALTY, INC.
                           NIGHTINGALE EAST NURSING CENTER, INC.
                           OMEGA/INDIANA CARE CORP.
                           PROFESSIONAL HEALTH CARE MANAGEMENT, INC.
                           PROFESSIONAL RX SYSTEMS, INC.

                           REHABILITY HEALTH SERVICES, INC.
                           RENAISSANCE MENTAL HEALTH CENTER, INC.
                           ST. ANTHONY NURSING HOME, INC.
                           SUMMIT HOSPITAL HOLDINGS, INC.
                           SUMMIT HOSPITAL OF EAST GEORGIA, INC.
                           SUMMIT HOSPITAL OF SOUTHEAST ARIZONA, INC.
                           SUMMIT HOSPITAL OF SOUTHEAST TEXAS, INC.
                           SUMMIT HOSPITAL OF SOUTHWEST LOUISIANA, INC.
                           SUMMIT HOSPITAL OF WEST GEORGIA, INC.
                           SUMMIT INSTITUTE FOR PULMONARY MEDICINE AND
                                REHABILITATION, INC.
                           SUMMIT INSTITUTE OF AUSTIN, INC.
                           SUMMIT INSTITUTE OF WEST MONROE, INC.
                           SUMMIT MEDICAL HOLDINGS, LTD.
                           SUMMIT MEDICAL MANAGEMENT, INC.

                           By: /s/ Boyd P. Gentry
                              -------------------------------------------------
                              Name: Boyd P. Gentry
                              Title: Senior VP and Treasurer

                           FOOTHILL CAPITAL CORPORATION,
                           INDIVIDUALLY AND AS AGENT


                           By: /s/ M.A. Sterrns
                              -------------------------------------------------
                           Name: M. A. Sterns
                           Title: Senior Vice President

                           GENERAL ELECTRIC CAPITAL CORPORATION


                           By: /s/ William E. Magee
                              -------------------------------------------------
                           Name: William E. Magee
                           Title: Duly Authorized Signatory

                           THE CHASE MANHATTAN BANK


                           By: /s/ Michael Lancia
                              -------------------------------------------------
                           Name: Michael Lancia
                           Title: Vice President

                           GOLDMAN SACHS CREDIT PARTNERS L.P.


                           By: signed
                              -------------------------------------------------
                           Name:
                           Title:

                           BDC FINANCE L.L.C.


                           By: /s/ James J. Zenni, Jr.
                              -------------------------------------------------
                           Name: James J. Jenni, Jr.
                           Title: Director

                           HELLER HEALTHCARE FINANCE, INC.


                           By: /s/ Brett Robinson
                              -------------------------------------------------
                           Name: Brett Robinson
                           Title: Vice President

                           MUIRFIELD TRADING LLC


                           By: /s/ Ann E. Morris
                              -------------------------------------------------
                           Name: Ann E. Morris
                           Title: Assistant Vice President

                           TORONTO DOMINION (NEW YORK), INC.


                           By: /s/ Susan Strong
                              -------------------------------------------------
                           Name: Susan Strong
                           Title: Vice President